Supplement dated January 27, 2017
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Core Bond ETF	3/1/2016
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Lead manager	January 2017
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2017
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Lead manager	January 2017
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2017
Mr. Pappo joined one of the Columbia Management legacy firms or acquired business lines in 1993. Mr. Pappo began his investment career in 1991 and earned a B.S. from Babson College.
Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned an M.B.A. from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP135_10_001_(01/17)